Summary of Significant Accounting Policies (Narrative) (Details) $ in Thousands	12 Months Ended
	Mar. 31, 2016 USD ($)	Mar. 31, 2015 USD ($)	Mar. 31, 2014 USD ($)
Goodwill impairment			$ 392
Impairment of long-lived assets			490
Shipping and handling cost	458	514	650
Aggregate net foreign currency transaction gain	$ (559)	$ (205)	$ 40
Hong Kong, Dollars
Exchange rate per dollar	7.7904	7.7524	7.7558
China, Yuan Renminbi
Exchange rate per dollar	6.5698	6.2456	6.196